--------------------------------------------------------------------------------
SMALL CAP GROWTH
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Quasar
Fund

Annual Report
September 30, 2002

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 18, 2002

Dear Shareholder:

The following report highlights the performance and investment strategy of Alliance Quasar Fund (the "Fund") for the annual reporting period ended September 30, 2002.

Investment Objective and Policies

This open-end fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended September 30, 2002.

INVESTMENT RESULTS*
Periods Ended September 30, 2002

                                                        ------------------------
                                                              Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
Alliance
Quasar Fund
  Class A                                                -33.33%        -17.91%
--------------------------------------------------------------------------------
  Class B                                                -33.62%        -18.57%
--------------------------------------------------------------------------------
  Class C                                                -33.64%        -18.61%
--------------------------------------------------------------------------------
Russell 2000
Growth Index                                             -33.84%        -18.16%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of September 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.

      Additional investment results appear on pages 5-8.

Hurt by continued uncertainty regarding the pace of economic recovery and the potentially negative impact a stalled economy could have on future earnings prospects, small-cap growth stocks declined sharply over the six-month period ended September 30, 2002. The Fund's Class A shares declined 33.33% over the six-month period, performing roughly in line with the Russell 2000 Growth Index which declined 33.84% over the same time frame. Favorable stock selection during the period was largely offset by unfavorable sector allocations.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Benefiting from a sharp rise early in the period, returns over the 12-month period fared somewhat better than the past six months, but were still down significantly. For the past 12 months, the Fund's Class A shares declined 17.91%, again, roughly in line with the Russell 2000 Growth Index's decline of 18.16%.

Investment Strategy

The Fund seeks investments in faster than average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review

The weakness of small-cap growth stocks over the six-month period was notable for its magnitude as well as its breadth. All sectors lost more than 10% of their value during the period, with the worst performing sector, technology, declining a staggering 55% during the period. Even perceived safe havens such as health care and consumer staples declined 32% and 21%, respectively, over the six-month period. Consistent with the pattern experienced over much of the past two years, small-cap value strategies significantly outperformed small-cap growth-oriented strategies.

Despite the headwind associated with its emphasis on investments in faster growing companies, the Fund's returns kept pace with the Russell 2000 Growth Index for the six-month period. Strong stock selection in the industrial, health care and consumer sectors of the Fund was somewhat offset by disappointing stock selection in the technology and financial services sectors. Stock selection in the aggregate did contribute favorably to the period's relative returns. From a sector allocation perspective, the Fund benefited from a modest underweight in technology and a modest overweight in the consumer and energy sectors. However, these benefits were more than offset by a small overweight in health care and a slightly more sizeable underweight in financial services--the best performing sector during the period. Overall, sector allocations detracted modestly from the Fund's relative returns.

Looking at specific stocks, the period's strongest contributor was entertainment software publisher Take-Two Interactive Software. Take-Two Interactive Software stock gained more than 40% during the period as market acceptance of its leading franchise continued to grow. The Fund's bet on defense related companies continued to pay off during the period with investments in Engineered Support Systems and L-3 Communications both showing healthy gains. Although L-3 Communications has been sold for market capitalization reasons, the Fund increased its exposure to several other defense suppliers and remains committed to the sector. Anteon International, a provider of technology services to the government, including the department of defense, also made a favorable contribution during the period.

Despite the challenging environment for many health care stocks, several of the Fund's health care investments, including biotechnology company


--------------------------------------------------------------------------------
2 o ALLIANCE QUASAR FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

United Therapeutics and lab support company Charles River Labs, turned in strong gains for the period.

Given the exceptionally difficult environment for technology stocks, it is perhaps not surprising that several of the period's biggest disappointments were within this sector. Among them were Retek, a provider of supply chain solutions to the retail industry, Semtech, a supplier of mixed-signal semiconductors, and Aeroflex, a provider of semiconductor testing solutions. All three of these companies have fallen victim to declining technology spending.

Other disappointments during the period were Edison Schools, for-profit operator of public schools and Cytyc Corp, a developer of diagnostic tests. Consistent with the portfolio management team's emphasis on companies demonstrating favorable earnings momentum, all of these positions, with the exception of Semtech, have been sold or are in the process of being liquidated.

Outlook

Small-cap stock declines over the past six months largely reflect decreased earnings visibility related to the uncertain pace of economic recovery. Following several quarters of meaningful improvement, earnings revision trends have recently deteriorated across all but two economic sectors--health care and energy. Potentially troubling is the deterioration in consumer earnings trends, given how important consumers are to an overall economic recovery. While earnings expectations may have anticipated an overly optimistic view of a quick economic recovery, inputs from many company contacts suggest that the economy does, in fact, remain on the mend. Commenting specifically on the consumer, soft apparel sales in August and September appear to have improved as weather turned cooler in October. Importantly, other discretionary categories are likely to benefit from increased refinancing activity, which will provide improved liquidity just as the important holiday shopping season approaches.

Given the mixed economic outlook, the Fund has maintained a diversified approach to its investments with commitments to both cyclical and more defensively positioned companies. The Fund is positioned accordingly, as we view the recent slowdown in growth as a reflection of a pause in the recovery and not the early signs of a double-dip recession. Presently, the Fund is overweight in health care and energy, the only two sectors with favorable earnings revision trends. The Fund's holdings in the consumer, technology, and industrial sectors are roughly market weight, with underweight positions in the financial services and utilities sectors.

Some of the more significant new names added during the quarter included, American Capital Strategies, a publicly traded provider of buyout and mezzanine financing, mortgage insurer Triad Guaranty, R&G Financial Corp, a rapidly growing Puerto Rican commercial bank, Philadelphia Suburban, a rapidly growing water utility company, Conceptus, a medical device company focused on birth control, and Chico's FAS, a retailer of a private women's clothing label. The addition of the three financial services companies mentioned above--American


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Capital Strategies, R&G Financial, and Triad Guaranty--have helped to significantly narrow the Fund's large underweight position in financial services that existed following the Russell rebalance at the end of June. The largest new addition in the technology sector of the Fund's portfolio is Cognos, a provider of business intelligence software solutions. Despite the challenging environment for enterprise spending, Cognos's strategic solutions have remained in high demand throughout the technology downturn.

While the environment remains challenging and the growth style of investing very much out of favor, we remain committed to our belief in investing in high quality, rapidly growing companies that show favorable earnings momentum.

Thank you for your continued interest and investment in Alliance Quasar Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Bruce K. Aronow

Bruce K. Aronow, Portfolio Manager, is the team leader of the Small-Cap Growth equity portfolio management team and has over 14 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE QUASAR FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
9/30/92 - 9/30/02

Alliance Quasar Fund:       $15,285
Russell 2000 Growth Index:  $14,095

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Alliance Quasar Fund       Russell 2000 Growth Index
-------------------------------------------------------------------------------
     9/30/92                     $ 9,574                       $10,000
     9/30/93                     $12,598                       $12,920
     9/30/94                     $12,088                       $13,031
     9/30/95                     $15,803                       $16,706
     9/30/96                     $22,505                       $18,813
     9/30/97                     $28,764                       $23,206
     9/30/98                     $22,019                       $17,443
     9/30/99                     $24,636                       $23,134
     9/30/00                     $31,788                       $29,997
     9/30/01                     $18,620                       $17,223
     9/30/02                     $15,285                       $14,095


This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares at net asset value (NAV) (from 9/30/92 to 9/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. When comparing Alliance Quasar Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                               [BAR CHART OMITTED]

                 Alliance Quasar Fund-Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                                                     Alliance       Russell 2000
                                                    Quasar Fund     Growth Index
--------------------------------------------------------------------------------
9/30/93                                                31.58%           29.18%
9/30/94                                                -4.05%            0.88%
9/30/95                                                30.73%           28.18%
9/30/96                                                42.42%           12.61%
9/30/97                                                27.81%           23.35%
9/30/98                                               -23.45%          -24.83%
9/30/99                                                11.89%           32.63%
9/30/00                                                29.03%           29.66%
9/30/01                                               -41.42%          -42.59%
9/30/02                                               -17.91%          -18.16%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE QUASAR FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2002

INCEPTION DATES                PORTFOLIO STATISTICS

Class A Shares                 Net Assets ($mil): $362.3
2/12/69                        Average Market Capitalization ($mil): $727

Class B Shares
9/17/90

Class C Shares
5/3/93

SECTOR BREAKDOWN

24.1%  Health Care
23.2%  Consumer Services
16.7%  Technology
15.4%  Finance                      [PIE CHART OMITTED]
 6.2%  Capital Goods
 6.1%  Energy
 3.7%  Basic Industry
 2.3%  Transportation

 2.3%  Short-Term

All data as of September 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge    With Sales Charge
               1 Year                        -17.91%                -21.39%
              5 Years                        -11.88%                -12.64%
             10 Years                          4.79%                  4.33%

Class B Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge    With Sales Charge
               1 Year                        -18.57%                -21.82%
              5 Years                        -12.56%                -12.56%
         10 Years (a)                          4.13%                  4.13%

Class C Shares
--------------------------------------------------------------------------------
                                       Without Sales Charge    With Sales Charge
               1 Year                        -18.61%                -19.43%
              5 Years                        -12.56%                -12.56%
      Since Inception*                         3.06%                  3.06%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund invests in small-capitalization stocks which may be more volatile because these companies tend to have limited product lines, markets, or financial resources. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
September 30, 2002

                                                                      Percent of
Company                                                  Value        Net Assets
--------------------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.              $ 6,968,874         1.9%
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.                       5,994,260         1.7
--------------------------------------------------------------------------------
UCBH Holdings, Inc.                                    5,607,375         1.5
--------------------------------------------------------------------------------
Endocare, Inc.                                         5,527,953         1.5
--------------------------------------------------------------------------------
THQ, Inc.                                              5,461,040         1.5
--------------------------------------------------------------------------------
Amphenol Corp. Cl.A                                    5,443,600         1.5
--------------------------------------------------------------------------------
Career Education Corp.                                 5,319,286         1.5
--------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                         5,258,260         1.5
--------------------------------------------------------------------------------
United Therapeutics Corp.                              5,237,680         1.4
--------------------------------------------------------------------------------
Entravision Communications Corp. Cl.A                  5,110,525         1.4
--------------------------------------------------------------------------------
                                                     $55,928,853        15.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended September 30, 2002

                                                    ----------------------------
                                                               Shares
                                                    ----------------------------
Purchases                                           Bought      Holdings 9/30/02
--------------------------------------------------------------------------------
Accredo Health, Inc.                                101,100         101,100
--------------------------------------------------------------------------------
Advanced Neuromodulation Systems, Inc.              117,800         117,800
--------------------------------------------------------------------------------
American Capital Strategies, Ltd.                   162,200         162,200
--------------------------------------------------------------------------------
Atlantic Coast Airlines Holdings, Inc.              162,700         162,700
--------------------------------------------------------------------------------
ATMI, Inc.                                          198,200         198,200
--------------------------------------------------------------------------------
Cognos, Inc.                                        258,800         258,800
--------------------------------------------------------------------------------
Endocare, Inc.                                      386,300         386,300
--------------------------------------------------------------------------------
IDEX Corp.                                          146,000         146,000
--------------------------------------------------------------------------------
Medical Staffing Network Holdings, Inc.             200,400         200,400
--------------------------------------------------------------------------------
The Corporate Executive Board Co.                   139,200         139,200
--------------------------------------------------------------------------------

Sales                                                Sold       Holdings 9/30/02
--------------------------------------------------------------------------------
AnnTaylor Stores Corp.                              125,300              -0-
--------------------------------------------------------------------------------
Elantec Semiconductor, Inc.                         198,500              -0-
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                    147,200          59,700
--------------------------------------------------------------------------------
Galyan's Trading Co.                                453,400              -0-
--------------------------------------------------------------------------------
Hot Topic, Inc.                                     251,700              -0-
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                    42,300              -0-
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                      279,700          88,600
--------------------------------------------------------------------------------
SICOR, Inc.                                         467,000         168,500
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                 226,700         160,700
--------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.                201,700              -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2002

Company                                                      Shares             Value
-------------------------------------------------------------------------------------
COMMON STOCKS-97.8%

Health Care-24.1%
Biotechnology-7.9%
Charles River Laboratories International, Inc.(a) ....      128,800     $   5,055,400
InterMune, Inc.(a) ...................................       91,700         3,009,594
Scios, Inc.(a) .......................................       74,300         1,890,935
The Medicines Co.(a) .................................      436,700         4,794,093
Transkaryotic Therapies, Inc.(a) .....................      128,800         4,201,198
Trimeris, Inc.(a) ....................................      102,300         4,544,166
United Therapeutics Corp.(a) .........................      318,400         5,237,680
                                                                        -------------
                                                                           28,733,066
                                                                        -------------
Drugs-2.5%
Axcan Pharma, Inc.(a) ................................      298,400         2,873,592
Martek Biosciences Corp.(a) ..........................      220,900         3,618,342
SICOR, Inc.(a) .......................................      168,500         2,562,885
                                                                        -------------
                                                                            9,054,819
                                                                        -------------
Medical Products-8.0%
Advanced Neuromodulation Systems, Inc.(a) ............      117,800         3,920,384
Align Technology, Inc.(a) ............................      410,700         1,133,121
American Medical Systems Holdings, Inc.(a) ...........      196,100         4,069,075
Conceptus, Inc.(a) ...................................      198,600         3,038,580
Endocare, Inc.(a) ....................................      386,300         5,527,953
Integra LifeSciences Holdings(a) .....................      275,900         4,384,051
OraSure Technologies, Inc.(a) ........................      361,400         1,608,230
PSS World Medical, Inc.(a) ...........................      441,200         2,933,980
Therasense, Inc.(a) ..................................      160,900         2,246,164
                                                                        -------------
                                                                           28,861,538
                                                                        -------------
Medical Services-5.7%
Accredo Health, Inc.(a) ..............................      101,100         4,818,022
LifePoint Hospitals, Inc.(a) .........................      118,000         3,680,184
Medical Staffing Network Holdings, Inc.(a) ...........      200,400         3,040,068
Option Care, Inc.(a) .................................      356,825         3,157,901
Priority Healthcare Corp. Cl.B(a) ....................       88,600         2,232,720
Stericycle, Inc.(a) ..................................      114,400         3,880,448
                                                                        -------------
                                                                           20,809,343
                                                                        -------------
                                                                           87,458,766
                                                                        -------------
Consumer Services-23.3%
Advertising-0.9%
Getty Images, Inc.(a) ................................      167,500         3,360,050
                                                                        -------------

Apparel-0.8%
Chico's FAS, Inc.(a) .................................      173,700         2,767,041
                                                                        -------------


--------------------------------------------------------------------------------
10 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                      Shares             Value
-------------------------------------------------------------------------------------
Broadcasting & Cable-3.1%
Cumulus Media, Inc. Cl.A(a) ..........................      201,818     $   3,562,088
Entravision Communications Corp. Cl.A(a) .............      385,700         5,110,525
ValueVision International, Inc. Cl.A(a) ..............      202,100         2,376,696
                                                                        -------------
                                                                           11,049,309
                                                                        -------------
Entertainment & Leisure-3.7%
Action Performance Cos., Inc.(a) .....................      132,200         3,397,540
Take-Two Interactive Software, Inc.(a) ...............      160,700         4,660,300
THQ, Inc.(a) .........................................      262,550         5,461,040
                                                                        -------------
                                                                           13,518,880
                                                                        -------------
Gaming-1.2%
Alliance Gaming Corp.(a) .............................      103,700         1,595,943
Station Casinos, Inc.(a) .............................      161,800         2,752,218
                                                                        -------------
                                                                            4,348,161
                                                                        -------------
Restaurants & Lodging-0.4%
Four Seasons Hotels, Inc. ............................       46,000         1,473,840
                                                                        -------------
Retail-General Merchandise-4.1%
Electronics Boutique Holdings Corp.(a) ...............      157,600         4,326,120
Group 1 Automotive, Inc.(a) ..........................       69,600         1,555,560
Rent-A-Center, Inc.(a) ...............................       89,700         4,659,915
Too, Inc.(a) .........................................       80,800         1,881,024
Ultimate Electronics, Inc.(a) ........................      176,500         2,250,375
                                                                        -------------
                                                                           14,672,994
                                                                        -------------
Toys-0.5%
Leapfrog Enterprises, Inc.(a) ........................       95,300         1,801,170
                                                                        -------------
Miscellaneous-8.6%
Career Education Corp.(a) ............................      110,800         5,319,286
Insight Enterprises, Inc.(a) .........................      257,900         2,617,685
Iron Mountain, Inc.(a) ...............................      190,950         4,771,840
MSC Industrial Direct Co., Inc. Cl.A(a) ..............      265,200         2,816,424
Resources Connection, Inc.(a) ........................      218,500         3,148,585
ScanSource, Inc.(a) ..................................       77,830         4,518,032
Strayer Education, Inc. ..............................       61,300         3,646,737
The Corporate Executive Board Co.(a) .................      139,200         3,974,160
West Corp.(a) ........................................       33,800           472,862
                                                                        -------------
                                                                           31,285,611
                                                                        -------------
                                                                           84,277,056
                                                                        -------------
Technology-16.7%
Computer Peripherals-0.6%
Pericom Semiconductor Corp.(a) .......................      263,900         2,274,818
                                                                        -------------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                      Shares             Value
-------------------------------------------------------------------------------------
Computer Services-1.7%
Alliance Data Systems Corp.(a) .......................      127,500     $   1,931,625
Anteon International Corp.(a) ........................      149,100         4,052,538
                                                                        -------------
                                                                            5,984,163
                                                                        -------------
Computer Software-3.9%
Cognos, Inc.(a) ......................................      258,800         4,350,428
Hyperion Solutions Corp.(a) ..........................      262,400         4,815,040
Informatica Corp.(a) .................................      648,000         2,008,800
MatrixOne, Inc.(a) ...................................      316,300         1,372,742
NetIQ Corp.(a) .......................................      116,500         1,689,250
                                                                        -------------
                                                                           14,236,260
                                                                        -------------
Contract Manufacturing-0.5%
Semtech Corp.(a) .....................................      178,900         1,735,330
                                                                        -------------
Semi-Conductor Capital Equipment-1.2%
Brooks-PRI Automation, Inc.(a) .......................       86,000           982,120
MKS Instruments, Inc.(a) .............................      176,800         1,930,656
Varian Semiconductor Equipment Associates,
  Inc.(a) ............................................       83,800         1,377,672
                                                                        -------------
                                                                            4,290,448
                                                                        -------------
Semi-Conductor Components-3.7%
ATMI, Inc.(a) ........................................      198,200         2,794,620
Integrated Circuit Systems, Inc.(a) ..................      381,800         5,994,260
Intersil Corp. Cl.A(a) ...............................      114,008         1,477,544
Micrel, Inc.(a) ......................................      171,900         1,058,904
Skyworks Solutions, Inc.(a) ..........................      428,700         1,942,011
                                                                        -------------
                                                                           13,267,339
                                                                        -------------
Miscellaneous-5.1%
02Micro International, Ltd.(a) .......................      241,300         1,901,444
Aeroflex, Inc.(a) ....................................      527,700         2,659,608
Amphenol Corp. Cl.A(a) ...............................      175,600         5,443,600
Exar Corp.(a) ........................................      212,200         2,450,910
Plantronics, Inc.(a) .................................      174,100         2,837,830
Power-One, Inc.(a) ...................................      345,200         1,028,696
Precise Software Solutions, Ltd.(a) ..................      252,500         2,312,900
                                                                        -------------
                                                                           18,634,988
                                                                        -------------
                                                                           60,423,346
                                                                        -------------
Finance-15.4%
Banking-Money Centers-2.7%
Boston Private Financial Holdings, Inc. ..............       97,700         2,081,010
UCBH Holdings, Inc. ..................................      142,500         5,607,375
Wintrust Financial Corp. .............................       79,000         2,263,350
                                                                        -------------
                                                                            9,951,735
                                                                        -------------


--------------------------------------------------------------------------------
12 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                      Shares             Value
-------------------------------------------------------------------------------------
Banking-Regional-3.2%
American Capital Strategies, Ltd. ....................      162,200     $   3,055,848
R&G Financial Corp. Cl.B .............................      186,700         4,073,794
Westamerica Bancorp ..................................      111,900         4,507,332
                                                                        -------------
                                                                           11,636,974
                                                                        -------------
Brokerage & Money Management-4.6%
Affiliated Managers Group, Inc.(a) ...................       91,800         4,095,198
BlackRock, Inc.(a) ...................................       83,800         3,470,996
Hub International, Ltd. ..............................      124,400         1,965,520
Southwest Bancorporation of Texas, Inc.(a) ...........      191,400         6,968,874
                                                                        -------------
                                                                           16,500,588
                                                                        -------------
Insurance-3.6%
PMA Capital Corp. Cl.A ...............................      114,500         1,717,500
RenaissanceRe Holdings, Ltd. (Bermuda) ...............       72,800         2,751,112
StanCorp Financial Group, Inc. .......................       99,400         5,258,260
Triad Guaranty, Inc.(a) ..............................       94,200         3,280,044
                                                                        -------------
                                                                           13,006,916
                                                                        -------------
Miscellaneous-1.3%
Investors Financial Services Corp. ...................      138,400         3,746,488
Jack Henry & Associates, Inc. ........................       66,100           821,623
The InterCept Group, Inc.(a) .........................        6,600            65,274
                                                                        -------------
                                                                            4,633,385
                                                                        -------------
                                                                           55,729,598
                                                                        -------------
Capital Goods-6.2%
Electrical Equipment-3.5%
EDO Corp. ............................................      209,100         4,685,931
Engineered Support Systems, Inc. .....................       59,700         3,405,288
United Defense Industries, Inc.(a) ...................      205,500         4,849,800
                                                                        -------------
                                                                           12,941,019
                                                                        -------------
Machinery-0.6%
Regal Beloit Corp. ...................................      125,000         2,138,750
                                                                        -------------
Miscellaneous-2.1%
Champion Enterprises, Inc.(a) ........................      476,000         1,399,440
IDEX Corp. ...........................................      146,000         4,168,300
Robbins & Myers, Inc. ................................      105,000         1,958,250
                                                                        -------------
                                                                            7,525,990
                                                                        -------------
                                                                           22,605,759
                                                                        -------------
Energy-6.1%
Domestic Producers-1.6%
Frontier Oil Corp. ...................................      144,300         1,789,320
Newfield Exploration Co.(a) ..........................      122,800         4,124,852
                                                                        -------------
                                                                            5,914,172
                                                                        -------------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                      Shares             Value
-------------------------------------------------------------------------------------
Oil Service-2.2%
Spinnaker Exploration Co.(a) .........................      132,300     $   3,797,010
W-H Energy Services, Inc.(a) .........................      250,000         4,325,000
                                                                        -------------
                                                                            8,122,010
                                                                        -------------
Pipelines-2.3%
Cal Dive International, Inc.(a) ......................      185,200         3,733,632
Hydril Co.(a) ........................................      177,900         4,426,152
                                                                        -------------
                                                                            8,159,784
                                                                        -------------
                                                                           22,195,966
                                                                        -------------
Basic Industry-3.7%
Chemicals-1.1%
Georgia Gulf Corp. ...................................      184,400         4,217,228
                                                                        -------------
Paper & Forest Products-1.7%
Moore Corp., Ltd.(a) .................................      262,800         2,575,440
Pactiv Corp.(a) ......................................      222,300         3,656,835
                                                                        -------------
                                                                            6,232,275
                                                                        -------------
Miscellaneous-0.9%
Philadelphia Suburban Corp. ..........................      154,800         3,142,440
                                                                        -------------
                                                                           13,591,943
                                                                        -------------
Transportation-2.3%
Air Freight-1.0%
Expeditors International of Washington, Inc. .........      125,500         3,506,470
                                                                        -------------
Shipping-0.9%
Kirby Corp.(a) .......................................      137,400         3,107,988
                                                                        -------------
Miscellaneous-0.4%
Atlantic Coast Airlines Holdings, Inc.(a) ............      162,700         1,504,975
Tower Automotive, Inc.(a) ............................        7,300            48,910
                                                                        -------------
                                                                            1,553,885
                                                                        -------------
                                                                            8,168,343
                                                                        -------------
Total Common Stocks
   (cost $414,884,944) ...............................                    354,450,777
                                                                        -------------


--------------------------------------------------------------------------------
14 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                          Principal
                                                             Amount
Company                                                       (000)             Value
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.4%
Time Deposit-2.4%
State Street Euro Dollar
   1.25%, 10/01/02
   (amortized cost $8,462,000) .......................     $  8,462     $   8,462,000
                                                                        -------------

Total Investments-100.2%
   (cost $423,346,944) ...............................                    362,912,777
Other assets less liabilities-(0.2%) .................                       (609,932)
                                                                        -------------

Net Assets-100% ......................................                  $ 362,302,845
                                                                        =============

(a)   Non-income producing security.

      ADR

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2002

Assets
Investments in securities, at value
  (cost $423,346,944) ......................................    $ 362,912,777(a)
Cash .......................................................              944
Collateral held for securities loaned ......................       47,852,000
Receivable for investment securities sold ..................        6,045,630
Receivable for capital stock sold ..........................          410,662
Dividends and interest receivable ..........................          143,013
                                                                -------------
Total Assets ...............................................      417,365,026
                                                                -------------
Liabilities
Payable for collateral received on securities loaned .......       47,852,000
Payable for investment securities purchased ................        3,338,139
Payable for capital stock redeemed .........................        1,959,511
Advisory fee payable .......................................          930,019
Distribution fee payable ...................................          204,333
Accrued expenses ...........................................          778,179
                                                                -------------
Total Liabilities ..........................................       55,062,181
                                                                -------------
Net Assets .................................................    $ 362,302,845
                                                                -------------
Composition of Net Assets
Capital stock, at par ......................................    $      59,049
Additional paid-in capital .................................      789,010,915
Accumulated net realized loss on investment and
  foreign currency transactions ............................     (366,332,952)
Net unrealized depreciation of investment transactions .....      (60,434,167)
                                                                -------------
                                                                $ 362,302,845
                                                                -------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($156,340,439/11,721,265 shares of capital
  stock issued and outstanding) ............................           $13.34
Sales charge--4.25% of public offering price ...............              .59
                                                                       ------
Maximum offering price .....................................           $13.93
                                                                       ======
Class B Shares
Net asset value and offering price per share
  ($159,791,112/13,908,804 shares of capital
  stock issued and outstanding) ............................           $11.49
                                                                       ======
Class C Shares
Net asset value and offering price per share
  ($37,255,820/3,238,664 shares of capital
  stock issued and outstanding) ............................           $11.50
                                                                       ======
Advisor Class Shares
Net asset value, redemption and offering price
  per share ($8,915,474/655,589 shares of
  capital stock issued and outstanding) ....................           $13.60
                                                                       ======

(a)   Includes securities on loan with a value of $45,565,726 (see Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE QUASAR FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2002

Investment Income
Dividends (net of foreign taxes
  withheld of $21,890) ........................     $  809,315
Interest ......................................        472,971     $  1,282,286
                                                    ----------
Expenses
Advisory fee ..................................      5,744,209
Distribution fee--Class A .....................        632,465
Distribution fee--Class B .....................      2,511,529
Distribution fee--Class C .....................        599,775
Transfer agency ...............................      3,424,051
Printing ......................................        357,728
Custodian .....................................        208,991
Administrative ................................        134,000
Audit and legal ...............................        103,052
Registration ..................................         73,857
Directors' fees ...............................         16,519
Miscellaneous .................................         42,040
                                                    ----------
Total expenses ................................                      13,848,216
                                                                   ------------
Net investment loss ...........................                     (12,565,930)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) from:
  Investments .................................                    (175,496,191)
  Foreign currency transactions ...............                             163
Net change in unrealized
  appreciation/depreciation of:
  Investments .................................                     119,701,358
                                                                   ------------
Net loss on investment and foreign
  currency transactions .......................                     (55,794,670)
                                                                   ------------
Net Decrease in Net Assets
  from Operations .............................                    $(68,360,600)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Year Ended        Year Ended
                                              September 30,     September 30,
                                                   2002              2001
                                              =============     ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .....................     $ (12,565,930)    $   (17,866,615)
Net realized loss on investment and
  foreign currency transactions .........      (175,496,028)       (104,553,326)
Net change in unrealized
  appreciation/depreciation
  of investments ........................       119,701,358        (368,065,304)
                                              -------------     ---------------
Net decrease in net assets
  from operations .......................       (68,360,600)       (490,485,245)
Distributions to Shareholders from
Net realized gain on investments
  Class A ...............................                -0-        (10,594,187)
  Class B ...............................                -0-        (14,207,984)
  Class C ...............................                -0-         (3,545,369)
  Advisor Class .........................                -0-         (3,070,698)
Distributions in excess of net realized
  gain on investments
  Class A ...............................                -0-        (29,171,770)
  Class B ...............................                -0-        (39,122,600)
  Class C ...............................                -0-         (9,762,403)
  Advisor Class .........................                -0-         (8,455,365)
Capital Stock Transactions
Net decrease ............................      (188,608,810)        (49,277,329)
                                              -------------     ---------------
Total decrease ..........................      (256,969,410)       (657,692,950)
Net Assets
Beginning of period .....................       619,272,255       1,276,965,205
                                              -------------     ---------------
End of period ...........................     $ 362,302,845     $   619,272,255
                                              =============     ===============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE A

Significant Accounting Policies

Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts on short-term securities as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses and foreign currency transactions resulted in a net decrease in accumulated net investment loss, an increase in accumulated realized loss on investment and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $134,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Ad-


--------------------------------------------------------------------------------
20 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

viser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,191,744 for the year ended September 30, 2002.

For the year ended September 30, 2002, the Fund's expenses were reduced by $10,075 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $201,642 from the sale of Class A shares and $10,863, $428,163 and $12,118 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2002.

Brokerage commissions paid on investment transactions for the year ended September 30, 2002 amounted to $2,157,887, of which $13,928 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $23,608,654 and $2,107,912 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $576,203,287 and $766,603,142 respectively, for the year ended September 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 2002.

At September 30, 2002, the cost of investments for federal income tax purposes was $448,247,933. Accordingly, gross unrealized appreciation of in-


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

vestments was $34,450,634 and gross unrealized depreciation of investments was $119,785,790, resulting in net unrealized depreciation of $85,335,156.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 were as follows:

                                                     2002          2001
                                                    =====      ============
Distributions paid from:
   Ordinary income ..............................   $ -0-      $117,930,376
                                                    -----      ------------
Total taxable distributions .....................     -0-       117,930,376
                                                    -----      ------------
Total distributions paid ........................   $ -0-      $117,930,376
                                                    -----      ------------

As of September 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses................           $(341,431,963)(a)
Unrealized appreciation/(depreciation)..............             (85,335,156)(b)
                                                               -------------
Total accumulated earnings/(deficit)................           $(426,767,119)
                                                               -------------

(a) On September 30, 2002, the Fund had a net capital loss carryforward of $225,841,068, of which $108,609,712 expires in the year 2009 and
      $117,231,356 which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2002, the Fund deferred to October 1, 2002, post October capital losses of $115,590,895.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund earns fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2002, the Fund had loaned securities with a value of $45,565,726 and earned cash collateral of $47,852,000. For the year ended September 30, 2002, the Fund received fee income of $319,441 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
22 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Capital Stock

There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                       ---------------------------------          ------------------------------------
                                     Shares                                      Amount
                       ---------------------------------          ------------------------------------
                          Year Ended          Year Ended             Year Ended             Year Ended
                       September 30,       September 30,          September 30,          September 30,
                                2002                2001                   2002                   2001
                       -------------------------------------------------------------------------------
Class A
Shares sold                4,270,744           7,111,614          $  76,838,507          $ 153,464,725
------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   -0-          1,501,955                     -0-            37,278,216
------------------------------------------------------------------------------------------------------
Shares converted
  from Class B               211,616              70,946              3,754,642              1,610,077
------------------------------------------------------------------------------------------------------
Shares redeemed           (7,067,128)         (9,267,139)          (125,712,831)          (201,469,898)
------------------------------------------------------------------------------------------------------
Net decrease              (2,584,768)           (582,624)         $ (45,119,682)         $  (9,116,880)
======================================================================================================

Class B
Shares sold                1,427,398           1,950,555          $  22,381,783          $  37,583,730
------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   -0-          2,268,280                     -0-            49,221,600
------------------------------------------------------------------------------------------------------
Shares converted
  to Class A                (244,199)            (86,173)            (3,754,642)            (1,610,077)
------------------------------------------------------------------------------------------------------
Shares redeemed           (5,500,367)         (5,919,036)           (83,631,416)          (110,669,443)
------------------------------------------------------------------------------------------------------
Net decrease              (4,317,168)         (1,786,374)         $ (65,004,275)         $ (25,474,190)
======================================================================================================

Class C
Shares sold                  780,705             797,584          $  12,441,554          $  15,558,688
------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   -0-            566,471                     -0-            12,309,456
------------------------------------------------------------------------------------------------------
Shares redeemed           (1,855,191)         (2,073,468)           (28,463,454)           (39,538,054)
------------------------------------------------------------------------------------------------------
Net decrease              (1,074,486)           (709,413)         $ (16,021,900)         $ (11,669,910)
======================================================================================================

Advisor Class
Shares sold                  500,904           1,242,926          $   9,556,707          $  26,711,352
------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   -0-            438,884                     -0-            11,020,368
------------------------------------------------------------------------------------------------------
Shares redeemed           (4,004,915)         (1,880,852)           (72,019,660)           (40,748,069)
------------------------------------------------------------------------------------------------------
Net decrease              (3,504,011)           (199,042)         $ (62,462,953)         $  (3,016,349)
======================================================================================================


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2002.


--------------------------------------------------------------------------------
24 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------
                                                                       Class A
                                       ----------------------------------------------------------------------
                                                               Year Ended September 30,
                                       ----------------------------------------------------------------------
                                           2002          2001          2000             1999             1998
                                       ----------------------------------------------------------------------
Net asset value,
  beginning of period .............    $  16.25      $  30.76      $  23.84         $  22.27         $  30.37
                                       ----------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) ............        (.30)         (.35)         (.38)            (.22)            (.17)
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (2.61)       (11.46)         7.30             2.80            (6.70)
                                       ----------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .................       (2.91)       (11.81)         6.92             2.58            (6.87)
                                       ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investments .....................          -0-         (.72)           -0-           (1.01)           (1.23)
Distributions in excess
  of net realized gain
  on investments ..................          -0-        (1.98)           -0-              -0-              -0-
                                       ----------------------------------------------------------------------
Total distributions ...............          -0-        (2.70)           -0-           (1.01)           (1.23)
                                       ----------------------------------------------------------------------
Net asset value,
  end of period ...................    $  13.34      $  16.25      $  30.76         $  23.84         $  22.27
                                       ======================================================================
Total Return
Total investment return based
  on net asset value(b) ...........      (17.91)%      (41.42)%       29.03%           11.89%          (23.45)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $156,340      $232,456      $458,008         $517,289         $495,070
Ratio to average net assets of:
  Expenses ........................        1.92%         1.79%         1.68%(c)         1.69%(c)         1.61%(c)
  Net investment loss .............       (1.71)%       (1.58)%       (1.39)%           (.90)%           (.59)%
Portfolio turnover rate ...........          98%          109%          160%              91%             109%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------
                                                                       Class B
                                       ----------------------------------------------------------------------
                                                               Year Ended September 30,
                                       ----------------------------------------------------------------------
                                           2002          2001          2000             1999             1998
                                       ----------------------------------------------------------------------
Net asset value,
  beginning of period .............    $  14.11      $  27.30      $  21.32         $  20.17         $  27.83
                                       ----------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) ............        (.39)         (.45)         (.52)            (.37)            (.36)
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (2.23)       (10.04)         6.50             2.53            (6.07)
                                       ----------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .................       (2.62)       (10.49)         5.98             2.16            (6.43)
                                       ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investments .....................          -0-         (.72)           -0-           (1.01)           (1.23)
Distributions in excess
  of net realized gain
  on investments ..................          -0-        (1.98)           -0-              -0-              -0-
                                       ----------------------------------------------------------------------
Total distributions ...............          -0-        (2.70)           -0-           (1.01)           (1.23)
                                       ----------------------------------------------------------------------
Net asset value,
  end of period ...................    $  11.49      $  14.11      $  27.30         $  21.32         $  20.17
                                       ======================================================================
Total Return
Total investment return based
  on net asset value(b) ...........      (18.57)%      (41.88)%       28.05%           11.01%          (24.03)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $159,791      $257,161      $546,302         $587,919         $625,147
Ratio to average net assets of:
  Expenses ........................        2.72%         2.57%         2.44%(c)         2.46%(c)         2.39%(c)
  Net investment loss .............       (2.50)%       (2.36)%       (2.16)%          (1.68)%          (1.36)%
Portfolio turnover rate ...........          98%          109%          160%              91%             109%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------
                                                                       Class C
                                       ----------------------------------------------------------------------
                                                               Year Ended September 30,
                                       ----------------------------------------------------------------------
                                           2002          2001          2000             1999             1998
                                       ----------------------------------------------------------------------
Net asset value,
  beginning of period .............    $  14.13      $  27.32      $  21.34         $  20.18         $  27.85
                                       ----------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) ............        (.39)         (.45)         (.52)            (.36)            (.35)
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (2.24)       (10.04)         6.50             2.53            (6.09)
                                       ----------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .................       (2.63)       (10.49)         5.98             2.17            (6.44)
                                       ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investments .....................          -0-         (.72)           -0-           (1.01)           (1.23)
Distributions in excess
  of net realized gain
  on investments ..................          -0-        (1.98)           -0-              -0-              -0-
                                       ----------------------------------------------------------------------
Total distributions ...............          -0-        (2.70)           -0-           (1.01)           (1.23)
                                       ----------------------------------------------------------------------
Net asset value,
  end of period ...................    $  11.50      $  14.13      $  27.32         $  21.34         $  20.18
                                       ======================================================================
Total Return
Total investment return based
  on net asset value(b) ...........      (18.61)%      (41.85)%       28.02%           11.05%          (24.05)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $ 37,256      $ 60,925      $137,242         $168,120         $182,110
Ratio to average net assets of:
  Expenses ........................        2.71%         2.56%         2.43%(c)         2.45%(c)         2.38%(c)
  Net investment loss .............       (2.49)%       (2.35)%       (2.12)%          (1.66)%          (1.35)%
Portfolio turnover rate ...........          98%          109%          160%              91%             109%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------
                                                                     Advisor Class
                                       ----------------------------------------------------------------------
                                                               Year Ended September 30,
                                       ----------------------------------------------------------------------
                                           2002          2001          2000             1999             1998
                                       ----------------------------------------------------------------------
Net asset value,
  beginning of period .............    $  16.52      $  31.07      $  24.01         $  22.37         $  30.42
                                       ----------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) ............        (.28)         (.29)         (.30)            (.15)            (.09)
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (2.64)       (11.56)         7.36             2.80            (6.73)
                                       ----------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .................       (2.92)       (11.85)         7.06             2.65            (6.82)
                                       ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gain on
  investments .....................          -0-         (.72)           -0-           (1.01)           (1.23)
Distributions in excess
  of net realized gain
  on investments ..................          -0-        (1.98)           -0-              -0-              -0-
                                       ----------------------------------------------------------------------
Total distributions ...............          -0-        (2.70)           -0-           (1.01)           (1.23)
                                       ----------------------------------------------------------------------
Net asset value,
  end of period ...................    $  13.60      $  16.52      $  31.07         $  24.01         $  22.37
                                       ======================================================================
Total Return
Total investment return based
  on net asset value(b) ...........      (17.68)%      (41.11)%       29.40%           12.16%          (23.24)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $  8,916      $ 68,730      $135,414         $164,671         $175,037
Ratio to average net assets of:
  Expenses ........................        1.60%         1.52%         1.39%(c)         1.42%(c)         1.38%(c)
  Net investment loss .............       (1.41)%       (1.31)%       (1.08)%           (.62)%           (.32)%
Portfolio turnover rate ...........          98%          109%          160%              91%             109%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                    Year Ended September 30,
                                -------------------------------
                                2000         1999         1998
                                -------------------------------
      Class A                   1.67%        1.68%        1.60%
      Class B                   2.42%        2.45%        2.38%
      Class C                   2.42%        2.44%        2.37%
      Advisor Class             1.38%        1.41%        1.37%


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 29

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                            INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Quasar Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 8, 2002


--------------------------------------------------------------------------------
30 o ALLIANCE QUASAR FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

small-capitalization or small-cap company

Refers to a company with a relatively small market capitalization.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
32 o ALLIANCE QUASAR FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce K. Aronow, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE QUASAR FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                         PORTFOLIOS
                                                                                           IN FUND                  OTHER
NAME, AGE OF DIRECTOR,                                      PRINCIPAL                      COMPLEX              DIRECTORSHIPS
       ADDRESS                                            OCCUPATION(S)                  OVERSEEN BY               HELD BY
 (YEARS OF SERVICE*)                                   DURING PAST 5 YEARS                 DIRECTOR                DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57                 President, Chief Operating Officer and a                114                     None
1345 Avenue of the Americas          Director of Alliance Capital Management
New York, NY 10105                   Corporation ("ACMC"), with which he has
(15)                                 been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+, 72                    Formerly an Executive Vice President                     93                     None
P.O. Box 4623                        and the Chief Insurance Officer of The
Stamford, CT  06903                  Equitable Life Assurance Society of
(10)                                 the United States; Chairman and Chief
                                     Executive Officer of Evlico.
                                     Formerly a Director of Avon, BP
                                     Amoco Corporation (oil & gas),
                                     Ecolab Incorporated (specialty
                                     chemicals), Tandem Financial Group
                                     and Donaldson, Lufkin & Jenrette
                                     Securities Corporation.

David H. Dievler,#+, 73              Independent Consultant. Until December                   98                     None
P.O. Box 167                         1994, Senior Vice President of ACMC
Spring Lake, NJ 07762                responsible for mutual fund administration.
(15)                                 Prior to joining ACMC in 1984, Chief
                                     Financial Officer of Eberstadt Asset Management
                                     since 1968. Prior to that, Senior  Manager at
                                     Price Waterhouse & Co. Member of American
                                     Institute of Certified Public Accountants since
                                     1953.

John H. Dobkin,#+, 60                Consultant. Formerly a Senior Advisor                    94                     None
P.O. Box 12                          from June 1999--June 2000 and President
Annandale, NY 12504                  from December 1989--May 1999 of
(8)                                  Historic Hudson Valley (historic preservation).
                                     Previously, Director of the National Academy of
                                     Design. During 1988-92, Director and Chairman of
                                     the Audit Committee of ACMC.

William H. Foulk, Jr.,               Investment Adviser and Independent                      110                     None
#+, 70                               Consultant. Formerly Senior Manager of
2 Soundview Drive                    Barrett Associates, Inc., a registered
Suite 1000                           investment adviser, with which he had been
Greenwich, CT 06830                  associated since prior to 1997. Formerly
(10)                                 Deputy Comptroller of the State of New
                                     York and, prior thereto, Chief Investment
                                     Officer of the New York Bank for Savings.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                         PORTFOLIOS
                                                                                           IN FUND                  OTHER
NAME, AGE OF DIRECTOR,                                      PRINCIPAL                      COMPLEX              DIRECTORSHIPS
       ADDRESS                                            OCCUPATION(S)                  OVERSEEN BY               HELD BY
 (YEARS OF SERVICE*)                                   DURING PAST 5 YEARS                 DIRECTOR                DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Clifford L. Michel,#+, 63            Senior Counsel of the law firm of Cahill                 93                 Placer Dome,
15 St. Bernard's Road                Gordon & Reindel since February 2001                                            Inc.
Gladstone, NJ 07934                  and a partner of that firm for more than
(16)                                 twenty-five years prior thereto. President
                                     and Chief Executive Officer of Wenonah
                                     Development Company (investments) and a
                                     Director of Placer Dome, Inc. (mining).

Donald J. Robinson,#+, 68            Senior Counsel of the law firm of Orrick,                92                     None
98 Hell's Peak Road                  Herrington & Sutcliffe LLP since January
Weston, VT 05161                     1997. Formerly a senior partner and a
(6)                                  member of the Executive Committee of
                                     that firm. Formerly a member of the
                                     Municipal Securities Rulemaking Board
                                     and a Trustee of the Museum of the
                                     City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director," as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE QUASAR FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is set forth below.

                                Principal Position(s)                            Principal Occupation
Name, Address* and Age              Held with Fund                               During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57             Chairman and President     See biography above.

Bruce K. Aronow, 36            Senior Vice President      Senior Vice President of ACMC** since 1999. Prior thereto, he was a Vice President at Invesco since 1998, and a Vice President at LGT Asset Management since prior to 1997.

Thomas J. Bardong, 57          Vice President             Senior Vice President of ACMC**, with which he has been associated since prior to 1997.

Edmund P. Bergan, Jr., 52      Secretary                  Senior Vice President and the General Counsel of Alliance Fund
                                                          Distributors, Inc. ("AFD")** and Alliance Global Investor Services,
                                                          Inc. ("AGIS")**, with which he has been associated since prior to 1997.

Mark D. Gersten, 52            Treasurer and Chief        Senior Vice President of AGIS** and a Vice President of AFD**,
                               Financial Officer          with which he has been associated since prior to 1997.

Vincent S. Noto, 37            Controller                 Vice President of AGIS**, with which he has been associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 37

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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Alliance Quasar Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

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